VALIC COMPANY I
(formerly AIG Retirement Company I)
Supplement to Prospectus dated October 1, 2008
Capital Conservation Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to Raphael Davis is deleted in its entirety. John Dunlevy will replace Mr. Davis effective May 1, 2009. The disclosure with respect to the Fund is revised to add Mr. Dunlevy’s biography, as follows:
“Mr. Dunlevy, Managing Director and Portfolio Manager, joined AIG Investments in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-backed securities (“MBS”). Mr. Dunlevy has been an active investor in Structured Mortgage Credit Products including agency and non-agency MBS, commercial mortgage-backed securities, and asset-backed securities for the past 20 years. Prior to joining AIG Investments, Mr. Dunlevy was a senior member of the Securitized Products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Additionally, Mr. Dunlevy has served as Chief Fixed Income Strategist at Nomura Securities. Mr. Dunlevy is a chartered financial analyst and a certified public accountant.”
Government Securities Fund. On April 28, 2009, the Board of Directors of VALIC Company I approved an investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management Corp. (“SAAMCo”) (the “SAAMCo Sub-Advisory Agreement”), which provides that SAAMCo will serve as the investment sub-adviser of the Government Securities Fund (the “Fund”). The Board also approved the termination of AIG Global Investment Corp. (“AIGGIC”), the current investment sub-adviser of the Fund. The change would take effect on or about the close of business on August 7, 2009, subject to the approval of the Fund’s shareholders. Both AIGGIC and SAAMCo, as of the date of this supplement, are indirect wholly-owned subsidiaries of American International Group, Inc. and are affiliates of VALIC.
Shareholders of record of the Fund as of May 29, 2009 are scheduled to vote on the proposed SAAMCo Sub-Advisory Agreement at a special meeting of shareholders to be held on or about August 9, 2009. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed SAAMCo Sub-Advisory Agreement and information regarding Fund, its investment objective and investment strategy and SAAMCo, the proposed sub-adviser.
The approval of the SAAMCo Sub-Advisory Agreement will not result in any modifications to the investment objective, principal investment strategies, or the advisory or sub-advisory fees of the Fund. Furthermore, SAAMCo’s portfolio manager responsible for managing the Fund’s investments will not change as a result of the change in sub-adviser.
Date: May 13, 2009

VALIC COMPANY I (“VC I”)
(formerly AIG Retirement Company I)
Supplement to Statement of Additional Information dated October 1, 2008
Effective December 31, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008 and (2) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in April 2009.
On March 4, 2009, American International Group, Inc. (“AIG”), the ultimate parent of The Variable Annuity Life Insurance Company, SunAmerica Asset Management Corp., AIG Global Investment Corp. and American General Distributors, Inc., issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Credit Facility Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Credit Facility Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.
The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, is added to the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46. References to Raphael Davis are deleted and the chart should be supplemented with the following:

Other Accounts (As of December 31, 2008)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
Capital Conservation Fund	AIGGIC	John Dunlevy	0	0	0	0	0	0
Date: May 13, 2009